UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2013

GREEN HYGIENICS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

22 Billiter Street, London, England	EC3M 2RY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 995-1070

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreement

Effective March 15, 2013, we entered into a debt settlement and subscription agreement with Turon Capital Partners Inc. (“Turon”). Pursuant to the debt settlement and subscription agreement, Turon agreed to the issuance of an aggregate of 2,400,000 shares of our common stock at a deemed price of $0.05 per share to settle a debt of $120,000 owed by our company.

Effective March 15, 2013, we entered into a debt settlement and subscription agreement with Bear Creek Gravel Inc. (“Bear Creek”). Pursuant to the debt settlement and subscription agreement, Bear Creek agreed to the issuance of 1,430,160 shares of our common stock at a deemed price of $0.05 per share to settle a debt of $71,508 owed by our company.

Effective March 15, 2013, we entered into a debt settlement and subscription agreement with Fairway Mobile Homes Ltd. (“Fairway Mobile”). Pursuant to the debt settlement and subscription agreement, Fairway Mobile agreed to the issuance of 1,073,180 shares of our common stock at a deemed price of $0.05 per share to settle a debt of $53,659 owed by our company.

Effective March 15, 2013, we entered into a debt settlement and subscription agreement with Alita Capital Partners Inc. (“Alita Capital”). Pursuant to the debt settlement and subscription agreement, Alita Capital agreed to the issuance of 2,463,840 shares of our common stock at a deemed price of $0.05 per share to settle a debt of $123,192 owed by our company.

Item 3.02         Unregistered Sales of Equity Securities

On March 15, 2013, we issued an aggregate of 7,367,180 shares of our common stock at a deemed price of $0.05 per share pursuant to the debt settlement and subscription agreements referred to above.

We issued an aggregate of 4,967,180 shares to three (3) non-US persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933.

We issued 2,400,000 shares of common stock to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits

10.1	Debt Settlement And Subscription Agreement between our company and Turon Capital Partners Inc.

10.2	Debt Settlement And Subscription Agreement between our company and Bear Creek Gravel Inc.

10.3	Debt Settlement And Subscription Agreement between our company and Fairway Mobile Homes Ltd.

10.4	Debt Settlement And Subscription Agreement between our company and Alita Capital Partners Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN HYGIENICS HOLDINGS INC.

/s/Dave Ashby
Dave Ashby
President and Director

Date: March 19, 2013